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                                                                    EXHIBIT 10.6


                        COMMON STOCK PURCHASE AGREEMENT
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     This Common Stock Purchase Agreement (the "Agreement") is made as of August
                                                ---------
30, 1996 by and between Dr. Dean Online, Inc., a California corporation (the "Company"), and ________________("Purchaser").
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     1.  Sale of Stock.  Subject to the terms and conditions hereof, on the
         -------------
Closing Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, ____________shares of the Company's Common Stock (the "Shares") at a purchase price of ___________ per
                             ------
Share for a total purchase price of ___________. The term "Shares" refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all Shares received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.  Closing.  The closing of the purchase and sale of the Shares hereunder
         -------
(the "Closing") shall be held at the principal office of the Company
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simultaneously with the execution of this Agreement by the parties or at such other time and place as the Company and Purchaser shall agree (the "Closing
                                                                    -------
Date").  At the Closing, the Company will deliver to Purchaser a certificate
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representing the Shares to be purchased by Purchaser (which shall be issued in
Purchaser's name) in exchange for Purchaser's consent to the assignment by News Travel Network ("NTN") to the Company of its rights under Section 2.2 of that certain Distribution Agreement, dated October 1, 1995, between NTN and Purchaser.

     3.  Limitations on Transfer.  Purchaser shall not assign, encumber or
         -----------------------
dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

         (a)  Right of First Refusal.  If, at any time after the date of this
              ----------------------
Agreement, Purchaser or Purchaser's transferee desires to sell or transfer Shares, Purchaser shall first offer such Shares for sale to the Company by means of a written notice (the "Transfer Notice") stating the name, address and phone
                          ---------------
number of each proposed transferee and the terms and conditions upon which Purchaser proposes to dispose of such Shares. For a period of thirty (30) days following receipt by the Company of the Transfer Notice, the Company shall have a right to purchase such Shares upon the same terms as (or terms as similar as reasonably possible to) the terms contained in the Transfer Notice (the "Right
                                                                         -----
of First Refusal").  If the Company desires to exercise the Right of First
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Refusal, it shall so notify Purchaser in writing within such thirty day period.
In the event the Shares are not disposed of on the terms proposed in the Transfer Notice within thirty (30) days following the lapse of the Right of First Refusal, or if at any time Purchaser proposes to change the price or other terms to make them more favorable to the buyer, then the Shares shall once again be subject to the Right of First Refusal.

         (b)  Involuntary Transfer.  In the event, at any time after the date of
              --------------------
this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce) of all or a portion of the Shares by the record holder thereof, (i) the person acquiring the
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Shares shall promptly notify the Secretary of the Company of such transfer and
(ii) the Company shall have an option, for a period of thirty (30) days following receipt of such notice, to purchase all of the Shares so transferred. The price per Share shall be set by the Board of Directors of the Company to reflect the current value of the Shares in terms of present earnings and future prospects of the Company. The decision of the Board of Directors as to the purchase price shall be final.

          (c)  Assignment.  The Company's right to purchase any Shares may be
               ----------
assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations.

          (d)  Restrictions Binding on Transferees. All transferees of Shares or
               -----------------------------------
any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the requirements of this Agreement are met.

          (e)  Termination of Right of First Refusal. The Right of First Refusal
               -------------------------------------
shall terminate at such time as a Public Market exists for the Company's capital stock (or any other stock issued in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a "Public Market" shall be
                                                   -------------
deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934, as amended) or
(ii) such stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal. Upon termination of the Right of First Refusal, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 5(b) below and delivered to Purchaser.

          (f)  Lockup.  Notwithstanding the foregoing, Purchaser and Purchaser's
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transferees will not, without the prior written consent of the Company, offer, sell, contract to sell or grant any option to purchase or otherwise dispose of any of the Shares for a period of 180 days following the effectiveness of a registration statement under the Securities Act of 1933, as amended, in connection with the Company's initial public offering of securities.

          (g)  Exempt Transfers.  The restrictions on transfer of this Section 3
               ----------------
shall not apply to a transfer of Shares to Purchaser's ancestors or descendants or spouse or to a trustee for their benefit, provided that such transferees shall agree in writing to take such Shares subject to all the terms of this Agreement, including restrictions on further transfer.

     4.   Investment Representations.  In connection with the purchase of the
          --------------------------
Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser's own account only and not with a view to, or for resale in connection with,

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any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").
              --------------

          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser further acknowledges and understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares. Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) Purchaser is aware of the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain of the conditions specified by Rule 144, including, among other things: (1) the sale being made through a broker in an unsolicited "brokers transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

     In the event that the Company does not qualify under Rule 701, then the Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the Shares to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the Shares less than three years,
(2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as such term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable. Purchaser further acknowledges that payment for the Shares with a promissory note is not deemed payment unless the note is secured by assets other than the Shares.

          (e) Purchaser further understands that at the time Purchaser wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser will be precluded from selling the Shares under Rule 144 even if the two-year minimum holding period had been satisfied.

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          (f)  Purchaser further understands that in the event all of the applicable requirements of Rule 701 and Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rule 701 and Rule 144 are not exclusive, the staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 701 and Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and their respective brokers who participate in such transactions do so at their own risk.

     5.   Legends. The certificate or certificates representing the Shares shall
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bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

          (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

          (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

          (c) Any legend required to be placed thereon by the California Commissioner of Corporations.

     6.   No Employment Rights.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment, for any reason, with or without cause.

     7.   Miscellaneous.
          -------------

          (a) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b) Entire Agreement; Enforcement of Rights.  This Agreement sets
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forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in

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writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (x) such provision shall be excluded from this Agreement, (y) the balance of the Agreement shall be interpreted as if such provision were so excluded and (z) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d)  Construction.  This Agreement is the result of negotiations
               ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)  Notices. Any notice required or permitted by this Agreement shall
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be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g)  California Corporate Securities Law.  THE SALE OF THE SECURITIES
               -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          (h)  Successors and Assigns. The rights and benefits of this Agreement
               ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.


                           [Signature Page Follows]

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     The parties hereto have executed this Agreement as of the day and year first set forth above.

                                    Dr. Dean Online, Inc.


                                    By: ____________________________________


                                    Title:__________________________________


                                    ADDRESS:

                                    747 Front Street
                                    San Francisco, CA  94111


     PURCHASER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON PURCHASER ANY RIGHT WITH RESPECT TO CONTINUATION OF SUCH EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

                                    PURCHASER:

                                    ___________________________


                                    ________________________________________

                                    ADDRESS:

                                    ________________________________________
                                    ________________________________________



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